                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                        August 3, 2000 (August 1, 2000)



                             Wal-Mart Stores, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)



     Delaware                     001-06991                71-0415188
     --------                     ---------                ----------
  (State or other             (Commission File           (IRS Employer
  Jurisdiction of                Number)                Identification No.)
  Incorporation)



                              702 S.W. 8th Street
                         Bentonville, Arkansas  72716
                         ----------------------------
             (Address of principal executive offices)  (Zip code)



              Registrant's telephone number, including area code:
                                (501) 273-4000
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Item 5.   Other Events.

     On August 1, 2000, Wal-Mart Stores, Inc. (the "Company") completed the sale to Lehman Brothers Inc. and Goldman, Sachs & Co. (together, the "Designated Underwriters") of $500,000,000 aggregate principal amount of the Company's 6.875% Notes due August 1, 2002 (the "Notes"), pursuant to a Pricing Agreement, dated as of July 27, 2000, by and among the Company and the Designated Underwriters (the "Pricing Agreement"), which incorporates by reference the terms of that certain Underwriting Agreement, dated as of August 5, 1999, by and between the Company and Lehman Brothers Inc., as representative for itself and the other underwriters named therein. The Designated Underwriters propose to offer the Notes from time to time for sale in negotiated transactions, or otherwise, at varying prices to be determined at the time of each sale. The Notes were delivered in the form of two global notes (the "Global Notes"). Copies of the Pricing Agreement and the form of Global Note are attached as exhibits to this Current Report on Form 8-K.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     1(c) Pricing Agreement, dated as of July 27, 2000, by and among Wal-Mart
          Stores, Inc., Lehman Brothers Inc. and Goldman, Sachs & Co. The Underwriting Agreement incorporated by reference in the Pricing Agreement was filed as Exhibit 1(a) to the Company's Registration Statement on Form S-3 (File No. 333-82909), which was declared effective on August 5, 1999.

     4(d) Form of Global Note representing the Wal-Mart Stores, Inc. 6.875%
          Notes Due 2002
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: August 2, 2000
                                        WAL-MART STORES, INC.



                                        By:  /s/ Thomas W. Schoewe
                                            ------------------------------------
                                             Name:  Thomas W. Schoewe
                                             Title: Executive Vice President
                                                    and Chief Financial Officer
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                               INDEX TO EXHIBITS


Exhibit
Number                         Description
------                         -----------

 1(c) Pricing Agreement, dated as of July 27, 2000, by and among Wal-Mart Stores, Inc., Lehman Brothers Inc. and Goldman, Sachs & Co. The Underwriting Agreement incorporated by reference in the Pricing Agreement was filed as Exhibit 1(a) to the Company's Registration Statement on Form S-3 (File No. 333-82909), which was declared effective on August 5, 1999.

 4(d) Form of Global Notes representing the Wal-Mart Stores, Inc. 6.875% Notes Due 2002